[THE AMERICAN FUNDS GROUP(R)]

CAPITAL WORLD BOND FUND

[cover: illustration of various paper currencies entertwined in architectural columns]

ANNUAL REPORT
FOR THE YEAR ENDED SEPTEMBER 30
1998

[Begin Sidebar]
CAPITAL WORLD BOND FUND(R)

The fund seeks to maximize long-term total return, consistent with prudent management, by investing in quality fixed-income securities issued by major governments and corporations all over the world, including the United States. That total return is made up of three elements: interest income, any change in the market value of the fund's investments and any change in the value of other currencies against the U.S. dollar.

Capital World Bond Fund is one of the 28 mutual funds in The American Funds Group,(r) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.


INVESTMENT RESULTS AT A GLANCE

FISCAL YEAR TOTAL RETURN
(10/1/97 - 9/30/98)                   +6.42%

LIFETIME TOTAL RETURN
(8/4/87 - 9/30/98)                  +152.89

LIFETIME AVERAGE ANNUAL
compound return (8/4/87 - 9/30/98)    +8.67


PREPARING FOR THE YEAR 2000

The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - are updating their computer systems to process date-related information properly following the turn of the century. Both are on track to complete modifications of significant internal systems by the end of 1998. Testing with business partners, vendors and other service providers is already under way. We will continue to keep you up to date in our regular publications. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.
[End sidebar]


HOW A $10,000 INVESTMENT HAS GROWN

$27,023/1/
Salomon Smith Barney
World Government
Bond Index

$24,087/1/
Capital World
Bond Fund

$14,376
Consumer
Price Index
(Inflation)



[begin mountain chart]

Year ended 9/30         Capital World Bond         Salomon Smith Barney          Consumer Price Index
                        Fund/1/                    World Government Bond         (Inflation)
                                                   Index/1/

1987 /2/                9,493                      9,865                         10,105

1988                    10,743                     11,280                        10,527

1989                    11,330                     12,013                        10,984

1990                    12,231                     12,918                        11,661

1991                    14,199                     14,861                        12,056

1992                    15,542                     17,581                        12,417

1993                    17,159                     19,187                        12,750

1994                    17,053                     19,535                        13,128

1995                    20,140                     22,696                        13,462

1996                    21,684                     23,649                        13,866

1997                    22,634                     24,219                        14,165

1998                    24,087                     27,023                        14,376


[end chart]

/1/With dividends and capital gains reinvested or interest compounded

/2/For the period August 4 through September 30, 1987
The fund's results in this chart reflect payment of the maximum sales charge of 4.75%, so the net amount invested was $9,525 versus $10,000 in the Salomon Smith Barney World Government Bond Index, which is unmanaged and has no sales charges, commissions or expenses. Past results are not predictive of future results.




Here are returns over various periods ended September 30, 1998, as well as a chart (above) showing the growth of an investment over the fund's lifetime, with all distributions reinvested. These figures differ from those at left (and in the letter) because they assume payment of the 4.75% maximum sales charge at the beginning of the stated periods.

                                       Total     Average Annual
                                       Return    Compound Return

Ten Years                              +113.52%  +7.88%
Five Years                             +33.72    +5.98
One Year                               +1.35     -

Fund results in this report were computed without a sales charge unless otherwise indicated. Sales charges are lower for accounts of $25,000 or more. The fund's 30-day yield as of October 31, 1998, calculated in accordance with the Securities and Exchange Commission formula, was 4.54%. The fund's distribution rate as of that date was 4.56%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

FIGURES SHOWN ARE PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Investing in non-U.S. bonds is subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, and higher transaction costs.


[Begin Sidebar]
This past year, unusual disparities between the performance of different sectors of the bond market emphasized the importance of diversification. [End Sidebar]




FELLOW SHAREHOLDERS:

IN A YEAR OF TREMENDOUS VOLATILITY IN WORLD FINANCIAL MARKETS, Capital World Bond Fund had a bumpy ride but ultimately landed on solid ground. On the positive side, shareholders benefited from a substantial decline in global bond yields, which lifted prices. In contrast, unexpected currency movements and lagging corporate and mortgage bond markets created some rough spots for the fund.

For the 12 months ended September 30, 1998, the value of your holdings rose 6.4% if, like most shareholders, you reinvested dividends totaling 80 cents a share. The fund's return was well ahead of the 3.4% average return of the 148 global income funds followed by Lipper Analytical Services, a leading mutual fund tracking service.

Government bond markets worldwide increased 11.6% as measured by the Salomon Smith Barney World Government Bond Index. The Salomon Smith Barney Broad Investment-Grade Bond Index, which measures the U.S. bond market, rose 11.5%.

What these indexes don't show, however, is an unusual disparity between the performance of different sectors of the bond market this past year. Government bonds fared the best, while returns from corporate, mortgage- and asset-backed sectors lagged behind. At the end of the fiscal year, government bonds made up roughly 60% of the fund's portfolio, and about one-third of the fund's net assets were invested in corporate and mortgage- and asset-backed securities. To understand what triggered this imbalance in bond markets, we turn to Asia.

THE ASIAN CRISIS: A CATALYST FOR GLOBAL VOLATILITY

While the fund holds little in Asia, the collapse of Asian economies and currencies in the last half of 1997 sparked widespread concern among global investors. The ongoing Asian crisis set the stage for increasing global market volatility as 1998 progressed. Russia and Latin America were the next to succumb to financial turmoil, and it became increasingly clear that there would be no "quick fix" for the problems faced by the world's developing nations. In what U.S. Federal Reserve Chairman Alan Greenspan called a "fear-induced, psychological move," investors by late summer had largely redirected their money from developing to developed markets and into high-quality government bonds.

THE UNITED STATES: A "FLIGHT TO QUALITY"

Troubles in developing markets and global stock market declines caused worried investors to pour money into U.S. Treasury bonds, usually considered the world's "safest" securities. In the United States, increased demand coincided with a shrinking supply of Treasury bonds, a slowing economy and little inflationary pressure.

On September 29, the Federal Reserve cut the federal funds rate one-quarter point, from 5.5% to 5.25%, because of concerns about the turmoil in global markets and to head off a possible slowdown in the U.S. economy. There were two additional quarter-point cuts on October 15 and November 17, after your fund's fiscal year-end. As a result, 10-year U.S. Treasury yields ended the fiscal year at 4.5%, down from 6.1% one year ago. Prices, which move inversely to bond yields, jumped significantly, generating a healthy return of 13.9%. The fund's U.S. Treasury bond holdings, which amounted to roughly 18% of net assets, benefited from this trend.


[Sidebar]
Capital World Bond Fund Net Assets

Weighted by Bond Holdings
(before currency hedging)

[begin pie chart]
North America
45.2%

Europe
43.8%

Pacific Basin
11.0%
[end pie chart]

Weighted by Currency Exposure
(after currency hedging)

[begin pie chart]
North America
54.1%

Europe
37.6%

Pacific Basin
8.3%
[end pie chart]

World Bond Market

Weighted by Currency Exposure

[begin pie chart]
Europe
46.8%

North America
34.8%

Pacific Basin
18.4%
[end pie chart]

Source: Salomon Smith Barney World Government Bond Index
[End Sidebar]


EUROPE: DECLINING YIELDS

German government bond yields also benefited from the international flight to quality. This rally was aided by the sudden strength of the German mark in September, which increased the country's 12-month government bond return from 10.8% in marks to 17.0% expressed in U.S. dollars. On September 30, the fund held more than 17% of net assets in German bonds.

Bond yields declined elsewhere in Europe, though to a lesser extent. These markets were aided in part by the demand for quality and, in some countries, the convergence toward a single European currency. Interestingly, the best returns in Europe came from the British government bond market, even though Great Britain is not yet entering the European Monetary Union; aided by a tight fiscal policy, British government bonds rose 17.5% (23.6% in U.S. dollars). Even one of Europe's less-developed markets, the Polish government bond market, posted a return in excess of 20% (in U.S. dollar terms) since January. With a total of 43.8% of the fund's bond portfolio invested in Europe on September 30, declining European government bond yields had a positive effect on the fund's return.

THE PACIFIC BASIN: CURRENCY WEAKNESS

In Japan, bonds posted gains in local currency terms as Japanese investors seeking refuge from stocks pushed yields on 10-year bonds from 2.2% down to 0.8% over the fiscal year. The yen's weakness throughout most of the fiscal year, however, converted the 12-month government bond return from 8.3% in yen to -3.9% expressed in U.S. dollars. We held relatively few Japanese bonds and were able to offset much of the currency loss by hedging a large part of our yen bond exposure back into dollars.

Also suffering from currency weakness were the dollar bloc countries of Australia, New Zealand and Canada, which together make up about 10% of the fund's currency weighting. As we mentioned in our semi-annual report, these countries suffered from falling commodity prices and reduced trade with Asia. Their weakening currencies caused their government bond returns to be negative when translated into U.S. dollars.

CORPORATE AND MORTGAGE BONDS MISSED OUT

In their stampede to snatch up U.S. government bonds, investors largely passed over U.S. corporate and mortgage bonds. Yields on high-quality corporate bonds declined - though not nearly as much as the yields on U.S. Treasury bonds - while yields on lower quality corporate bonds generally rose. Similarly, late in the year, many investors also left Europe's mortgage and corporate bond markets for the safety of German government bonds. Holdings of corporate and mortgage bonds - which together comprise about 34% of the fund's portfolio - moderated the fund's returns.

THE DOLLAR'S DOWNWARD MOVE

Throughout most of the year, the U.S. dollar gained against most currencies, no doubt due to the perceived strength and safety of the U.S. economy and investment interest in U.S. Treasury bonds. The fund generally benefited from hedging a portion of its non-U.S. holdings back into U.S. dollars for much of the year.

Since late August, though, the dollar has experienced a sudden decline. On one hand, the dollar's decline enhanced the value of the fund's unhedged non-U.S. investments. On the other hand, the proportion of the fund denominated in U.S. dollars was greater than that reflected in the Salomon Smith Barney World Government Bond Index, and therefore helped explain why the fund lagged the index.

OUTLOOK

Because U.S. Treasury and German bond yields have declined sharply over the past year, other bonds now provide a healthy yield advantage. We have added to many of those holdings, especially in Europe, and continue to comb the world in search of new investments. In particular, we expect to see many new opportunities unfolding in some European countries as a result of the monetary union, scheduled to begin January 1, 1999. We plan to discuss this subject in greater detail in the next several reports. On the following pages, you will learn about the strength of our global research effort and how it has led us to find value - often in the most unlikely places.

On a final note, we would like to point out that the fund expects to pay a capital gain distribution of approximately 32 cents a share in December. The actual amount of this distribution will be confirmed on your year-end statement. Capital gain information is also available on our Web site at www.americanfunds.com.

Cordially,

/s/Paul G. Haaga, Jr.     /s/Abner D. Goldstine
Paul G. Haaga, Jr.        Abner D. Goldstine
Chairman of the Board     President

November 17, 1998


Currencies in which the         Capital World Bond                                   Salomon Smith
fund's assets are               Fund Net Assets                                      Barney World
invested                                                                             Government Bond
as of September 30, 1998                                                             Index

Currency of Denomination        Securities                 Currency Weighting#       Currency Weighting
                                Weighting# (Before         (After Hedging
                                Hedging)

United States                   41.2%                      50.1%                     31.9%

Germany                         17.3                       16.6                      9.4

United Kingdom                  9.8                        6.9                       6.6

New Zealand                     5.7                        5.1                       *

Denmark                         4.9                        4.9                       1.6

Greece                          4.1                        2.7                       *

Canada                          4.0                        4.0                       2.9

Japan                           3.0                        2.1                       17.7

Sweden                          2.3                        1.8                       1.4

Australia                       2.3                        1.1                       0.7

Ireland                         2.1                        2.1                       0.4

Norway                          1.6                        1.6                       *

Poland                          0.9                        0.9                       *

Netherlands                     0.5                        0.0                       3.1

Switzerland                     0.3                        0.1                       0.5

France                          -                          -                         8.2

Italy                           -                          -                         7.8

Spain                           -                          -                         3.2

Belgium                         -                          -                         2.6

Austria                         -                          -                         0.9

Finland                         -                          -                         0.7

Portugal                        -                          -                         0.4

                                100.0%                     100.0%                    100.0%




#Securities and currency weightings may differ due to the use of forward foreign exchange contracts by the fund. Short-term investments, cash and equivalents, receivables and payables are included in the securities weighting.

*This market is not included in the index.


HOW INTENSIVE GLOBAL RESEARCH HAS PAID OFF

With the flexibility to invest in a wide range of bond markets, the investment analysts and portfolio counselors at Capital Research and Management Company, Capital World Bond Fund's investment adviser, are responsible for keeping their fingers on the pulse of financial markets around the world.

Their research covers broad economic, political and financial trends - so-called "macro" analysis - plus careful study of many hundreds of individual securities. The research is conducted chiefly by a team of global fixed-income specialists - analysts and portfolio counselors who follow dozens of markets and travel the globe frequently. This team of specialists draws regularly on other resources within Capital Research, including the analysts and portfolio counselors who follow stocks.

Time after time, our intensive research process and our global emphasis has given us an edge in the worldwide bond environment. We delve deep to uncover the true value of a security. We strive to discover new opportunities ahead of the crowd. We are not afraid to look at securities other investors feel are too complex.

Opportunities often exist in the most unlikely places. Our discipline, insight and experience have allowed us to find under-researched and misunderstood investments in a variety of markets around the globe. On the next three pages, you will learn how several Capital Research investment professionals have added value to the fund by finding overlooked opportunities.


TEAMWORK PUT US AHEAD OF THE CROWD

From the moment she first visited Copenhagen, Kirstie McAndrew could see that Denmark had a healthy economy: The streets were clean, the buses were new, and trendy bars and boutiques were popping up everywhere. What was not so clear, however, was whether the country's mortgage bonds offered an attractive investment opportunity. The Danish mortgage bond market is one of the few in the world that is as complex as the U.S. mortgage bond market, and this has created a barrier for many investors.

In an environment of dwindling yields throughout Europe, Kirstie was in search of something new. Consulting with Thomas Hogh, one of the fund's portfolio counselors and a native of Denmark, she was intrigued by the fact that Danish mortgage bonds were offering a healthy yield advantage over both Danish and German government bonds. Thomas, based in London, had been following the centuries-old Danish mortgage market for years but had not found much value until the spring of 1998. Denmark's robust economy, low interest rates and booming housing market had created a strong demand for mortgages, which triggered a wave of mortgage bond issuance. The increased supply pushed mortgage bond prices lower and yields higher.

Kirstie assembled a team of Capital Research's U.S. mortgage analysts to help her take a closer look at the structure of the Danish bonds. "Many of our competitors did not have the expertise in this area to make a decision, but we were in a perfect position to take advantage of what we thought was a great opportunity," she notes.

Together, they were able to draw some parallels to the U.S. mortgage market - and uncover some important differences. Kirstie also traveled twice to Denmark, where she met with the Ministry of Finance, bankers, other government officials, economists and corporate managers. She recommended - and others agreed: Buy.

"Doing the proper research allowed us to get in at a great price," says Kirstie. "These bonds quickly began to catch on for the extra yield they offered, but we were clearly there ahead of the crowd." Even some recent selling pressure has not dampened Kirstie's long-term view of these bonds, and several of the fund's portfolio counselors have added to their holdings of Danish mortgage bonds.

[illustration of Denmark Kroner and country flag]

[Begin Sidebar ]
DENMARK
"We were particularly well-suited to understanding this market.
Doing the proper research allowed us to get in at a great price."
 - Kirstie McAndrew, Investment Analyst
[End Sidebar]


[Begin Sidebar]
GREECE
"Back then, few investors from developed markets would even consider Greek bonds."
 - Suki Chawla, Investment Analyst
[End Sidebar]

[illustration of Greek ruins and country flag]

FINDING A DIAMOND IN THE ROUGH

When evaluating a possible investment, many fixed-income analysts stay glued to their computer screens. Suki Chawla and her colleagues also make airline reservations.

For Suki and other Capital Research analysts and portfolio counselors, analyzing numbers is just one phase of the exhaustive research behind every investment. The numbers do not reveal the most important thing - how a country's business people, bankers and government officials feel about the state of their own economy.

When Suki started visiting Greece three years ago, "few investors from developed markets would even consider Greek bonds," she says. But she was encouraged by what she saw, so she decided to investigate further and weigh the risks. "I found there was enough momentum in Greece's changing political structure to make their bond market a good place for investors - if and when Greece devalued its currency," she explains.

Still not completely comfortable, however, Suki kept on digging. Traveling to Greece four times in one year from her base in London, she met with everyone from the minister of finance to economists and journalists. To get a different perspective, she traveled with one of Capital Research's equity analysts and met with companies and banks to get their take on the government's new reforms and the currency situation. They all felt good about the changes but agreed that the currency was still overvalued.

Suki had done her homework, so when the currency was finally devalued in March 1998, the fund's portfolio counselors were ready to act. "We knocked on their door first, and we helped the fund's return by being well-prepared and informed," she says.

After the devaluation, other investors began to realize that Greece's economy would benefit as it adhered to stringent Maastricht Treaty requirements in preparation for acceptance into the European Monetary Union. Suddenly, Greek bonds became a hot market, just as Spanish and Italian bonds had been several years before. As an excellent candidate for inclusion in the European Monetary Union, we believe that Greece remains an attractive long-term investment opportunity.


LOOKING BEYOND THE OBVIOUS

The yield on Japanese government bonds was so low in early 1998 - just 2% - that many investors were wary. The country was in the midst of an economic crisis and its currency was depreciating. According to many bond strategists and economists, Japanese bonds did not offer much opportunity. But to Mark Dalzell, one of the fund's five portfolio counselors, there was some good news. He believed that despite the low yields, quality-seeking investors might push them lower still.

To get a better picture of Japan and its relationship with other troubled Asian economies, Mark planned a research trip in the spring of 1997 with several members of Capital Research's fixed-income group. "This kind of fieldwork is invaluable for understanding the economy, corporate behavior and everyday life in Japan," comments Rob Neithart, who worked in Capital Research's Tokyo office at the time and organized the meetings.

After a week of intensive research, everyone involved agreed that it was not a good time to be exposed to Japanese yen. On the subject of the Japanese bond market, however, opinions differed. Some portfolio counselors bought the bonds and hedged the currency exposure back into U.S. dollars. Others steered clear of Japan, seeing no opportunity there.

Mark returned to Tokyo in November. At that time, the collapse of several Japanese financial institutions reconfirmed to him that the government would lower interest rates and provide new momentum for bond yields to fall lower. Eventually, this view paid off as bond yields fell from 2% to less than 1%. During most of the fiscal year, the fund benefited from owning Japanese bonds with most of its yen bond exposure hedged back into U.S. dollars. The fund's hedging of yen also provided an increase in current yield, resulting from the difference between U.S. and Japanese short-term interest rates. In this case, it resulted in an additional 5% annualized return in U.S. dollar terms.

Looking forward, the fund's portfolio counselors and analysts agree that this market is losing its attractiveness, and they have been adjusting their positions accordingly. With government bond yields ranging from 0.5% to 0.9%, they have little room to move lower. This does not mean that our research effort in Japan is over. On the contrary, we will refocus our attention to corporate bond opportunities in Japan. In addition, we will continue to monitor changes and improvements throughout Asia and their impact on global financial markets.

[illustration of Japanese geisha, temple and country flag]

[Begin Sidebar]
JAPAN
"Bad events can actually be positive for bonds - as long as you are careful about the currency."
 - Rob Neithart, Investment Analyst
[End Sidebar]



Capital World Bond Fund                                        Principal       Market    Percent
Investment Portfolio September 30, 1998                           Amount        Value     of Net
                                                                   (000)        (000)     Assets
Bonds & Notes
German Marks
Deutschland Republic:
 8.00% 2002                                                     DM13,250    US$  9,180    10.17%
 6.75% 2003                                                        17,250       11,644
 6.50% 2005                                                        12,900        8,918
 6.875% 2005                                                       22,500       15,759
 6.00% 2007                                                         2,000        1,370
 6.00% 2007                                                         1,000          683
 5.25% 2008                                                        22,500       14,807
 5.625% 2028                                                        4,800        3,204
Treuhandanstalt:
 7.125% 2003                                                       10,000        6,798      2.91
 7.50% 2004                                                        16,750       11,944
Ford Motor Credit Co. 5.25% 2008                                   22,900       14,035      2.18
Bayerische Vereinsbank 5.50% 2008                                   2,000       12,994      2.01
                                                                             --------   --------
                                                                               111,336     17.27
                                                                             --------   --------
British Pounds
United Kingdom:
 8.00% 2000                                                    pound3,000         5,333      3.18
 7.00% 2001                                                         1,000        1,771
 8.50% 2005                                                         2,750        5,631
 7.50% 2006                                                         1,000        1,980
 8.00% 2015                                                         2,500        5,812
Punch Taverns:
 7.274% 2022                                                        2,700        5,047      1.65
 7.567% 2026                                                        3,000        5,576
Bank of Ireland 9.75% 2005                                          3,885        7,660      1.19
Lloyds Trustee Savings Banking Group
8.50% 2006                                                          3,000        5,696       .88
Royal Bank of Scotland 8.375% 2007                                  3,000        5,610       .87
Scott Life 9.00% 2049(1)                                            2,750        5,057       .79
Halifax Building Society:
 8.75% 2006                                                         1,000        1,910       .72
 11.00% 2014                                                        1,100        2,707
Land Securities PLC 9.00% 2000                                        750        1,690       .26
NPI Finance 9.625% 2049                                               750        1,431       .22
European Investment Bank 6.00% 2004                                   250          426       .07
                                                                             --------   --------
                                                                                63,337      9.83
                                                                             --------   --------
New Zealand Dollars
New Zealand Government:
 8.00% 2001                                                     NZ$7,000         3,678      4.05
 8.00% 2004                                                         6,500        3,603
 8.00% 2006                                                         3,000        1,721
 7.00% 2009                                                        12,300        6,794
 4.50% 2016(2)                                                     20,698       10,288
Fannie Mae 7.25% 2002                                              12,250        6,322       .98
Canadian Government 6.625% 2007                                     8,500        4,323       .67
                                                                             --------   --------
                                                                                36,729      5.70
                                                                             --------   --------
Danish Kroner
Danish Government:
 7.00% 2000                                                     DKr9,500         1,818      2.51
 8.00% 2003                                                        10,000        1,809
 7.00% 2004                                                         7,000        1,249
 7.00% 2007                                                        23,000        4,258
 6.00% 2009                                                        40,300        7,067
Nykredit 6.00% 2029                                               102,729       15,535      2.41
                                                                             --------   --------
                                                                                31,736      4.92
                                                                             --------   --------
Greek Drachmas
Hellenic Republic:
 8.90% 2004                                                   GRD600,000         2,047      4.12
 8.80% 2007                                                     5,005,000       17,754
 8.60% 2008                                                     1,650,000        5,840
 7.50% 2013                                                       270,000          917
                                                                             --------   --------
                                                                                26,558      4.12
                                                                             --------   --------
Canadian Dollars
Canadian Government:
 9.75% 2001                                                      C$8,000         5,988      3.12
 7.25% 2003                                                         5,750        4,144
 7.50% 2003                                                           250          184
 9.00% 2004                                                         2,000        1,596
 7.25% 2007                                                         5,600        4,258
 4.25% 2021(2)                                                      1,100          749
 4.25% 2026(2)                                                      4,684        3,194
Lyndsey Morden Group Inc., Series B, 7.00% 2008 (4)                 7,000        4,444       .69
Canada Trust 6.75% 2001                                             1,677        1,117       .17
                                                                             --------   --------
                                                                                25,674      3.98
                                                                             --------   --------
Japanese Yen
International Bank for Reconstruction and Development
 4.50% 2003                                                      Y28,500           244       .71
 4.75% 2004                                                       475,000        4,316
Fannie Mae 2.125% 2007                                            460,000        3,768       .58
GMAC International Finance 3.75% 1999                             300,000        2,227       .35
Spain (Kingdom of) 3.11% 2006                                     250,000        2,138       .33
Hellenic Republic 2.90% 2007                                      230,000        1,833       .28
Japanese Government 1.50% 2008                                    220,000        1,715       .27
European Investment Bank 6.75% 2001                               200,000        1,703       .26
Nippon Telegraph & Telephone Corp. 2.50% 2007                      60,000          484       .08
Austria (Republic of) 4.50% 2005                                   50,000          457       .07
Japan Development Bank 6.50% 2001                                  40,000          344       .05
                                                                             --------   --------
                                                                                19,229      2.98
                                                                             --------   --------
Swedish Kronor
Spintab AB:
 6.25% 2002                                                    SKr47,500         6,314      1.29
 6.00% 2009                                                        15,500        2,030
Stadshypotek AB 5.75% 2003                                         31,000        4,042       .63
Swedish Government:
 10.25% 2000                                                        5,000          694       .38
 6.50% 2008                                                        12,000        1,725
                                                                             --------   --------
                                                                                14,805      2.30
                                                                             --------   --------
Australian Dollars
News America Holdings Inc. 8.625% 2014                           A$9,000         5,951       .92
New South Wales Treasury:
 7.00% 2004                                                         3,000        1,919       .59
 8.00% 2008                                                         2,700        1,888
Australian Government:
 10.00% 2002                                                        1,550        1,096       .35
 10.00% 2006                                                        1,500        1,160
Statens Bostadfinansier 6.50% 2000                                  2,800        1,707       .27
Southern Australia Finance Authority 11.25% 2001                    1,500        1,040       .16
                                                                             --------   --------
                                                                                14,761      2.29
                                                                             --------   --------
Irish Pounds
Ireland (Republic of):
 6.25% 1999                                                IR pound1,500         2,262      2.10
 6.50% 2001                                                         1,000        1,609
 6.00% 2004                                                         4,500        7,517
 6.00% 2008                                                         1,250        2,125
                                                                             --------   --------
                                                                                13,513      2.10
                                                                             --------   --------
Norwegian Kroner
Norwegian Government:
 6.75% 2007                                                    NOK58,000         8,550      1.63
 5.50% 2009                                                        14,500        1,970
                                                                             --------   --------
                                                                                10,520      1.63
                                                                             --------   --------
Polish Zloty
Polish Government 13.00% 2001                                   PLZ22250         5,900       .92
                                                                             --------   --------
Netherlands Guilders
Netherlands Government 5.50% 2028                               NLG6,000         3,451       .54
                                                                             --------   --------
Swiss Francs
Swiss Government 4.25% 2008                                     CHF2,000         1,629       .25
                                                                             --------   --------
U.S. Dollars
U.S. Treasury Obligations:
 6.375% 1999-2027                                              US$32,250        35,323     17.72
 6.75% 2000                                                         3,200        3,309
 8.50% 2000                                                         1,000        1,083
 6.625% 2001-2002                                                     950        1,014
 7.75% 2001                                                         3,000        3,225
 5.875% 2002                                                        4,250        4,484
 5.75% 2003                                                           660          700
 7.25% 2004                                                         2,700        3,088
 11.625% 2004                                                       7,250       10,005
 6.50% 2005                                                        10,500       11,768
 5.625% 2006                                                        5,500        5,931
 7.00% 2006                                                         2,000        2,330
 3.375% 2007(2)                                                     1,010        1,014
 6.125% 2007                                                        5,425        6,081
 7.25% 2007                                                         5,450        6,121
 5.50% 2008                                                           750          811
 10.375% 2009                                                         840        1,097
 7.50% 2016                                                         3,750        4,774
 7.125% 2023                                                        5,225        6,596
 3.625% 2028(2)                                                     5,499        5,485
Government National Mortgage Assn.:(3)
 9.00% 2017-2024                                                    1,872        2,010      1.03
 8.50% 2021                                                           419          446
 6.50% 2024                                                         2,372        2,429
 7.00% 2026                                                         1,731        1,786
Airplanes Pass Through Trust, pass-through
 certificates, Class C, 8.15% 2019(3)                               5,927        6,431      1.00
Woolworth Corp., Series A:
 6.98% 2001                                                         3,000        2,922       .90
 7.00% 2002                                                         2,000        1,926
 8.50% 2022                                                         1,000          940
Columbia HCA Healthcare Corp.:
 6.50% 1999                                                         1,000        1,000       .89
 6.125% 2000                                                        2,000        1,993
 7.00% 2007                                                           900          877
 8.85% 2007                                                         1,000        1,087
 8.70% 2010                                                           750          791
Komercni Finance BV 9.00% 2008(4)                                   7,075        5,695       .88
Poland (Republic of)Past Due Interest Bonds:(1)
 Bearer shares 4.00% 2014                                           3,900        3,373       .86
 Registered shares 4.00% 2014                                       2,500        2,163
Time Warner Inc.:
 Pass-through certificates, Series 1997-1 ,
  6.10% 2001(3),(4)                                                 2,500        2,544       .72
 6.95% 2028                                                         2,000        2,079
DLJ Mortgage Acceptance Corp.:(3)
 Series 1997-CF1, Class A1A, 7.40% 2006(4)                          2,071        2,218       .69
 Series 1996-CF1, Class A1A, 7.40% 2028                             2,098        2,206
Korea Development Bank:
 7.125% 2001                                                        2,000        1,734       .66
 7.375% 2001                                                        3,250        2,535
Continental Airlines, Inc.:(3)
 Series 1997-1A, 7.461% 2005                                        1,982        2,192       .66
 Series 1996A, 6.94% 2015                                           1,922        2,032
PDVSA Finance Ltd.:(4)
 7.40% 2016                                                         1,000          829       .63
7.50% 2028                                                          4,000        3,216
Freddie Mac 5.78% 2003(3)                                           4,000        4,002       .62
Worldcom Inc. 7.75% 2007                                            3,000        3,428       .53
Household Finance Corp. 6.40% 2008                                  3,250        3,393       .53
Grupo Financiero Banamex Accival
 SA de CV 0% 2002                                                   3,802        3,359       .52
Transener SA 9.25% 2008(4)                                          4,500        3,218       .50
Associates Corporation of North America 5.85% 2001                  3,000        3,042       .47
Pioneer Natural Resources Co.:
 6.50% 2008                                                         1,700        1,603       .45
 7.20% 2028                                                         1,500        1,309
Reliance Industries Ltd.
 8.125% 2005                                                        1,000          910       .44
 10.25% 2097(4)                                                     2,500        1,931
Cable & Wireless Communications PLC 6.375% 2003                     2,750        2,812       .44
McDermott Inc. 9.375% 2002                                          2,000        2,159       .34
Columbia (Republic of):
 8.70% 2016                                                           500          320       .33
 8.375% 2027                                                        3,000        1,830
Parker & Parsley Petroleum Co. 8.25% 2007                           2,000        2,134       .33
Skandinaviska Enskilda Banken 6.875% 2009                           2,000        2,107       .33
United Utilities 6.25% 2005                                         2,000        2,079       .32
Freeport Terminal (Malta) PLC 7.25% 2028(4)                         2,000        2,055       .32
Samsung Electronics Co., Ltd. 7.45% 2002(4)                         2,000        1,635       .25
Chase Manhattan Bank 7.25% 2007                                     1,500        1,624       .25
Asset-Backed Securities Investment
 Trust, Series 1997-D, 6.79% 2003(3),(4)                            1,596        1,597       .25
Hyundai Semiconductor America, Inc.
 Tranche A, 8.25% 2004(4)                                           2,000        1,450       .23
Svenska Handelsbanken 8.125% 2007                                   1,075        1,213       .19
Mirage Resorts, Inc. 6.75% 2008                                     1,200        1,155       .18
Freeport-McMoRan Copper & Gold Inc. 7.20% 2026                      2,000        1,120       .17
Inter America Development Bank 8.875% 2001                          1,000        1,103       .17
Abbey National PLC 6.69% 2005                                       1,000        1,057       .16
Structured Asset Securities Corp.,
 pass-through certificates Series 1998
 RF2, Class A, 8.582% 2022(1),(3),(4)                                 964        1,051       .16
The Price Reit Inc. 7.50% 2006                                      1,000        1,041       .16
Merita Bank Ltd. 6.5% 2006                                          1,000        1,013       .16
Ontario (Province of) 5.5% 2008                                     1,000        1,012       .16
CarrAmerica Realty Corp. 6.875% 2008                                1,000          980       .15
Merrill Lynch Mortgage Investors Inc.,
 Seller Manufactured Housing Contract,
 Series 1995-C2, Class A-1, 7.325% 2021(1),(3)                        904          927       .14
J.P. Morgan & Co. Inc., Series A, 5.861% 2012(1)                    1,000          907       .14
Banco General, SA 7.70% 2002(4)                                     1,000          885       .14
Hellenic Republic 6.95% 2008                                          500          539       .08
Telefonica de Argentina 9.125% 2008(4)                                500          418       .07
                                                                             --------   --------
                                                                               234,111     36.32
                                                                             --------   --------
Total Bonds and Notes (cost:
 $602,888,000)                                                                 613,289     95.16
                                                                             --------   --------

Short-Term Securities
Corporate Short-Term Notes
General Electric Capital Corp.,
 5.66% due 10/01/1998                                              13,790       13,788      2.14
Sony Europe Finance PLC(4):
 5.55% 10/15/1998                                                   5,000        4,989      1.47
 5.50% 10/30/1998                                                   4,500        4,479
Total Short-Term Securities (cost:                                           --------   --------
 $23,256,000)                                                                   23,256      3.61
                                                                             --------   --------

Total Investment Securities (cost:
 $626,144,000)                                                                 636,545     98.76

Excess of cash and receivables over
 payables                                                                        8,023      1.24
                                                                             --------   --------
Net Assets                                                                    $644,568   100.00%
                                                                             ========   ========

(1)Coupon rate may change periodically.
(2)Index-linked bond whose principal amount moves with a government retail price index.
(3)Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturites are shorter than the stated maturities.
(4)Purchased in a private placement transaction;
resale may limited to qualified
institutional buyers; resale to the public may require registration.

See Notes to Financial Statements

Capital World Bond Fund
Financial Statements
Statement of Assets and Liabilities
at September 30, 1998      (dollars in thousands)
Assets:
Investment securities at market
 (cost: $626,144)                                                         $636,545
Cash                                                                         1,685
Receivables for--
 Sales of investments                                        $  1,168
 Sales of fund's shares                                           267
 Accrued interest                                              14,009       15,444
                                                            ---------    ---------
                                                                           653,674
Liabilities:
Payables for--
 Purchases of investments                                       2,869
 Repurchases of fund's shares                                     542
 Forward currency contracts - net                               5,170
 Management services                                              330
 Accrued expenses                                                 195        9,106
                                                            ---------    ---------
Net Assets at September 30, 1998--
 Equivalent to $16.32 per share on
 39,491,432 shares of $0.01 par value
 capital stock outstanding (authorized
 capital stock - 200,000,000 shares)                                      $644,568
                                                                         =========

Statement of Operations
for the year ended September 30, 1998

                                 (dollars in thousands)
Investment Income:
Income:
 Interest                                                                  $42,079

Expenses:
 Management services fee                                     $  4,538
 Distribution expenses                                          1,595
 Transfer agent fee                                               544
 Reports to shareholders                                           92
 Registration statement and prospectus                             21
 Postage, stationery and supplies                                 118
 Directors' fees                                                   20
 Auditing and legal fees                                           47
 Custodian fee                                                    177
 Taxes other than federal income tax                               21
 Other expenses                                                    13        7,186
                                                            ---------    ---------
 Net investment income                                                      34,893
                                                                         ---------
Realized Loss and Unrealized Appreciation
 on Investments:
Net realized loss                                                           (6,184)
Net unrealized appreciation (depreciation) on:
 Investments                                                   12,074
 Open forward currency contracts                               (1,023)
                                                            ---------
  Net unrealized apppreciation                                              11,051
                                                                         ---------
 Net realized loss and unrealized
  appreciation on investments                                                4,867
                                                                         ---------
Net Increase in Net Assets Resulting
 from Operations                                                           $39,760
                                                                         =========

Statement of Changes in Net Assets
(dollars in thousands)
                                                                 Year         Year
                                                                ended        ended
                                                              9/30/98      9/30/97
                                                            ---------    ---------
Operations:
Net investment income                                         $34,893      $41,320
Net realized (loss) gain on investments                        (6,184)       8,579
Net unrealized appreciation (depreciation)
 on investments                                                11,051      (15,766)
                                                            ---------    ---------
 Net increase in net
  assets resulting from operations                             39,760       34,133
                                                            ---------    ---------

Dividends and Distributions Paid to
 Shareholders:
 Dividends from net
  investment income                                           (32,995)     (55,642)
 Distributions from net realized gain
  on investments                                              (12,122)           -
                                                         ------------  -----------
Total dividends and distributions                             (45,117)     (55,642)
                                                         ------------  -----------

Capital Share Transactions:
Proceeds from shares sold:
 7,109,572 and 11,728,432
 shares, respectively                                         114,147      195,677
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and distributions
 of net realized gain on investments:
 2,433,725 and 2,810,625 shares, respectively                  38,620       46,526
Cost of shares repurchased:
 16,238,266 and 16,458,455
 shares, respectively                                        (260,351)    (274,024)
                                                            ---------    ---------
 Net decrease in net assets
  resulting from capital share
  transactions                                               (107,584)     (31,821)
                                                            ---------    ---------
Total Decrease in Net Assets                                 (112,941)     (53,330)

Net Assets:
Beginning of year                                             757,509      810,839
                                                            ---------    ---------
End of year (including undistributed
 net investment income: $(10,359) and
 $5,386, respectively)                                       $644,568     $757,509
                                                            =========    =========



See Notes to Financial Statements

 Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Capital World Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks to maximize long-term total return, consistent with prudent management, by investing in quality fixed-income securities issued by major governments and corporations all over the world, including the United States.

SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

    SECURITY VALUATION - Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

 NON-U.S. CURRENCY TRANSLATION - Assets or liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

 SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized.

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     FORWARD CURRENCY CONTRACTS -   The fund may enter into forward currency
contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments.

2. FEDERAL INCOME TAXATION

 It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of September 30, 1998, net unrealized appreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $10,401,000, of which $30,138,000 related to appreciated securities and $19,737,000 related to depreciated securities. During the year ended September 30, 1998, the fund realized, on a tax basis, a net capital gain of $11,143,000 on securities transactions. Net losses related to non-U.S. currency transactions of $7,846,000 are treated as an adjustment to ordinary income for federal income tax purposes. IN ADDITION, THE FUND HAS DEFERRED, FOR TAX PURPOSES, TO FISCAL YEAR ENDING SEPTEMBER 30, 1999, THE RECOGNITION OF LOSSES RELATED TO NON-U.S. CURRENCY TRANSACTIONS TOTALING $13,476,000 WHICH WERE REALIZED DURING THE PERIOD NOVEMBER 1, 1997 THROUGH SEPTEMBER 30, 1998. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $626,144,000 at September 30, 1998.


3. FEES AND TRANSACTIONS WITH RELATED PARTIES

 INVESTMENT ADVISORY FEES - The fee of $4,538,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provided for monthly fees, accrued daily, based on an annual rate of 0.70% of the first $500 million of average net assets; 0.60% of such assets in excess of $500 million but not exceeding $1 billion; and 0.50% of such assets in excess of $1 billion. The Board of Directors approved an amended agreement effective November 1, 1998 reducing the fees to 0.65% of the first $500 million of average net assets; 0.57% of such assets in excess of $500 million but not exceeding $1 billion; and 0.50% of such assets in excess of $1 billion. In addition, CRMC has agreed, effective September 1, 1998, to waive any fees in excess of what it would have received under the new fee schedule. Had such a waiver not taken place, the fee for management services would have been $4,562,000.

 DISTRIBUTION EXPENSES -   Pursuant to a Plan of Distribution, the fund may
expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1998, distribution expenses under the Plan were $1,595,000. As of September 30, 1998, accrued and unpaid distribution expenses were $114,000.

 TRANSFER AGENT FEES - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $544,000. American Funds Distributors, Inc.
(AFD), the principal underwriter of the fund's shares, received $245,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 DEFERRED DIRECTORS' FEES -   Directors who are unaffiliated with CRMC may
elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1998, aggregate amounts deferred and earnings thereon were $31,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $653,886,000 and $773,262,000, respectively, during the year ended September 30, 1998.

 As of September 30, 1998, accumulated undistributed net realized gain on investments was $10,607,000 and additional paid-in capital was $635,409,000. The fund reclassified $17,643,000 of realized currency losses from accumulated net realized losses to undistributed net investment income in the year ended September 30, 1998.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $177,000 includes $31,000 that was paid by these credits rather than in cash.

Net realized currency losses on interest, and sales of non-U.S. bonds and notes, on a book basis, were $31,805,000 for the year ended September 30, 1998.

At September 30, 1998, the fund had outstanding forward currency contracts to purchase and sell non-U.S. currencies as follows:


                                                                                U.S.         Valuation
          Non-U.S.                      Contract            Amount
          Currency           -------------------     -------------                          Unrealized
          Contracts                     Non-U.S.              U.S.            Amount    (Depreciation)
                                                                                          Appreciation
--------------------------   ------------------------------------- ----------------- -------------------
Purchases:
 German Marks
  expiring 10/30/98 to
  3/1/99                            DM10,789,000        $6,359,000        $6,486,000        $  127,000
 Japanese Yen
  expiring 12/8/98 to
  3/1/99                            Y672,385,000         5,039,000         5,016,000           (23,000)
                                                 -------------------------------------------------------
                                                        11,398,000        11,502,000           104,000
                                                 -------------------------------------------------------
Sales:
 Australian Dollars
  expiring 10/26 to
  11/19/98                          A$13,119,000         7,703,000         7,784,000           (81,000)
 British Pounds
  expiring 10/19/98 to
  1/15/99                      10,945,000 POUNDS        18,026,000        18,536,000          (510,000)
 German Marks
  expiring 10/5/98 to
  2/16/99                           DM18,522,000        10,549,000        11,114,000          (565,000)
 Greek Drachma
  expiring 10/30 to
  11/2/98                       GRD2,652,973,000         8,649,000         9,163,000          (514,000)
 Japanese Yen
  expiring 10/20/98 to
  3/8/99                          Y1,453,263,000        10,438,000        10,691,000          (253,000)
 Netherlands Guilders
  expiring 1/28/99                  NLG6,210,000         3,314,000         3,316,000            (2,000)
 New Zealand Dollars
  expiring 10/21 to
  10/27/98                          NZ$7,816,000         3,878,000         3,912,000           (34,000)
 Swedish Kronor
  expiring 11/25/98                SKr23,330,000         2,782,000         2,979,000          (197,000)
 Swiss Francs
  expiring 10/14/98                 CHF2,000,000         1,355,000         1,451,000           (96,000)
                                                 -------------------------------------------------------
                                                        66,694,000        68,946,000        (2,252,000)
                                                 -------------------------------------------------------

Forward currency contracts - net                       $55,296,000       $57,444,000       $(2,148,000)
                                                  ================  ================  ================

Per-Share Data and Ratios
                                                                               Year     Ended    Septem    ber 30
                                                                     1998      1997      1996      1995      1994

Net Asset Value, Beginning of Year                                 $16.40    $16.86    $16.81    $15.33    $16.48
                                                                 --------  --------  --------  --------  --------
 Income From Investment Operations:
  Net investment income                                               .43       .88      1.09      1.09      1.05
  Net realized and unrealized gain(loss)
   on investments                                                     .57      (.16)      .16      1.57     (1.14)
                                                                 --------  --------  --------  --------  --------
   Total income (loss) from investment operations                    1.00       .72      1.25      2.66      (.09)
                                                                 --------  --------  --------  --------  --------
 Less Distributions:
  Dividends from net investment income                               (.80)     (.95)    (1.08)    (1.18)     (.90)
  Dividneds from net realized non-U.S. currency gains (1)               -      (.23)     (.12)        -      (.04)
  Distributions from net realized gains                              (.28)        -         -         -      (.12)
                                                                 --------  --------  --------  --------  --------
   Total distributions                                              (1.08)    (1.18)    (1.20)    (1.18)    (1.06)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Year                                       $16.32    $16.40    $16.86    $16.81    $15.33
                                                                 ========  ========  ========  ========  ========

Total Return (2)                                                     6.42%    4.38%      7.67%    18.10%   (.62)%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)                               $645      $758      $811      $653      $576
 Ratio of expenses to average net assets                            1.06%     1.07%      1.09%     1.12%     1.11%
 Ratio of net income to average net assets                          5.15%     5.21%      6.07%     6.83%     6.88%
 Portfolio turnover rate                                          100.92%    79.00%    91.27%   104.96%    77.04%



(1) Realized non-U.S. currency gains are treated as ordinary income for federal income tax purposes.
(2) Excludes maximum sales charge of 4.75%

Independent Auditors' Report

To the Board of Directors and Shareholders of Capital World Bond Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of Capital World Bond Fund, Inc. (the "fund"), including the investment portfolio investments, as of September 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for
each of the five years in the period then ended.   These financial statements
and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund, Inc. at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
November 6, 1998


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 16% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

The fund designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1999 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1998 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

SHAREHOLDER SERVICES

AMERICAN FUNDSLINE(R)

Use our 24-hour automated phone service for fund information and transactions.

FUNDSLINE ONLINE(R)

Visit our Web site when you want to access your account, download a prospectus or find fund information.

REDUCED SALES CHARGE

Larger purchases may qualify for a reduced sales charge. To help reach a breakpoint, you may -

* Add your present purchase to the value of all eligible household accounts and/or

* Add your present purchase to purchases you intend to make over 13 months Assets in money market funds generally do not apply when determining sales charges.

RETIREMENT PLANS

A wide range of fund choices for individual and company-sponsored retirement plans.

AMERICAN FUNDSLINK(SM)

Link your fund account to your bank account for direct transfers between the two and to purchase shares using American FundsLine or FundsLine OnLine.

AUTOMATIC TRANSACTIONS

Use this service when you want to purchase, sell and exchange shares on a regular basis.

FLEXIBLE DIVIDEND OPTIONS

Use your dividend and capital gain distributions to meet your changing needs. You may -

* Invest dividends and capital gain distributions back into the fund

* Diversify by investing dividends and capital gain distributions into another American Fund

* Take dividends in cash

* Have dividends paid directly to someone else

Because certain transactions have restrictions or tax consequences, please consult your financial adviser before requesting changes.

WOULD YOU LIKE MORE INFORMATION?

Your financial adviser will be happy to explain these services in greater detail, or you may contact American Funds Service Company.

TO CONTACT AMERICAN FUNDS SERVICE COMPANY:

Shareholder Services Representative - 8 a.m. to 8 p.m. Eastern time -
800/421-0180

American FundsLine - 24-hour automated telephone service - 800/325-3590 FundsLine OnLine - Web site - www.americanfunds.com
By mail -Write to the service center nearest you.

(If you live outside the United States, please write to the western service center.)

[map of United States broken into service center areas]
WESTERN
American Funds
Service Company
P.O. Box 2205
Brea, CA 92822-2205

WEST CENTRAL
American Funds
Service Company
P.O. Box 659522
San Antonio, TX 78265-9522

EAST CENTRAL
American Funds
Service Company
P.O. Box 6007
Indianapolis, IN 46206-6007

EASTERN
American Funds
Service Company
P.O. Box 2280
Norfolk, VA
23501-2280

Please obtain the applicable prospectuses from your financial adviser or our Web site and read them carefully before investing or sending money. American Funds reserves the right to terminate or modify these services.

[THE AMERICAN FUNDS GROUP(R)

BOARD OF DIRECTORS

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and Chief
Executive Officer, The Mission Group; former
President, Southern California Edison Company

DON R. CONLAN
South Pasadena, California
President (retired),
The Capital Group Companies, Inc.

DIANE C. CREEL
Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international consulting engineering)

MARTIN FENTON, JR.
San Diego, California
Chairman of the Board,
Senior Resource Group, Inc.
(senior living centers management)

LEONARD R. FULLER
Marina del Rey, California
President, Fuller Consulting
(management consultants)

ABNER D. GOLDSTINE
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

HERBERT HOOVER III
San Marino, California
Private investor

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board, President and
Chief Executive Officer, AECOM Technology
Corporation (architectural engineering)

PETER C. VALLI retired from the Board of Directors effective March 17, 1998. He had been a Director of the fund since 1991. The Directors wish to thank him for his many contributions to the fund.

OTHER OFFICERS

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business
Management Group, Capital Research
and Management Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business
Management Group, Capital Research
and Management Company

TODD L. MILLER
Brea, California
Assistant Treasurer of the fund
Assistant Vice President - Fund Business
Management Group, Capital Research
and Management Company

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of Capital World Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1998, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA WG/INS/3930
Lit. No. WBF-011-1198